UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2017

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 North Broadway Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 932-6160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06	Material Impairments

On December 20, 2017, the Board of Directors of Foresight Energy GP LLC, the general partner of Foresight Energy LP (the “Partnership”), approved the submission of a re-entry plan to the Mine Safety and Health Administration (MSHA) for the Deer Run Mine at the Partnership’s Hillsboro Energy complex.  The re-entry submission contains a plan for the permanent sealing of the current longwall district of the Deer Run Mine immediately upon MSHA’s approval.  At this time, the Partnership is uncertain as to when production will resume at its Deer Run Mine.

In connection with the proposed re-entry plan, certain longwall equipment and other related assets will be permanently sealed within or may not be recovered from the Deer Run Mine.  As such, the Partnership expects to record an aggregate impairment charge between $42 million and $67 million in the fourth quarter of 2017.  The impairment charge represents the estimated net book value of the certain longwall equipment and other related assets as of December 2017.  The Partnership expects the permanent sealing of the current longwall district to result in future cash expenditures between $0.8 million and $1.5 million.

Forward-Looking Statements

This Form 8-K contains, and oral statements made from time to time by our representatives may contain, “forward-looking” statements within the meaning of the federal securities laws.  These statements include, without limitation statements regarding the operations at our Deer Run Mine and other statements that contain words such as “possible,” “intend,” “will,” “if” and “expect” and actual results can be impacted by numerous factors, including operation risks relating to the securities markets, the impact of adverse market conditions affecting business of the Partnership, adverse changes in laws including with respect to tax and regulatory matters and other risks.  There can be no assurance that actual results will not differ from those expected by management of the Partnership.  Known material factors that could cause actual results to differ from those in the forward-looking statements are described in Part I, “Item 1A.  Risk Factors” of the Partnership’s Annual Report on Form 10-K filed on March 1, 2017.  The Partnership undertakes no obligation to update or revise such forward-looking statements to reflect events or circumstances that occur, or which the Partnership becomes aware of, after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foresight Energy LP
By:	Foresight Energy GP LLC,
its general partner
By:	/s/ Robert D. Moore
Robert D. Moore
President, Chairman and Chief Executive Officer
Date: December 22, 2017